EX-99.906CERT

CERTIFICATIONS

Henry M. T. Jones, Chief Executive Officer, and Jennifer L. Leamer, Chief Financial Officer, of Blue Current Global Dividend Fund (the “Registrant”), each certify to the best of his/her knowledge that:

1.
The Registrant’s periodic report on Form N-CSR for the period ended August 31, 2016 (the “Form N-CSR”) fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER

Ultimus Managers Trust	Ultimus Managers Trust

/s/ Henry M. T. Jones	/s/ Jennifer L. Leamer
Henry M. T. Jones, Principal Executive Officer of Blue Current Global Dividend Fund	Jennifer L. Leamer, Treasurer and Principal Accounting Officer

Date: November 9, 2016	Date: November 9, 2016

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to The Cutler Trust and will be retained by The Cutler Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

EX-99.906CERT

CERTIFICATIONS

Robert T. Slaymaker, Chief Executive Officer, and Jennifer L. Leamer, Chief Financial Officer, of Alambic Small Cap Value Plus Fund and Alambic Small Cap Growth Fund (the “Registrant”), each certify to the best of his/her knowledge that:

1.
The Registrant’s periodic report on Form N-CSR for the period ended August 31, 2016 (the “Form N-CSR”) fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER

Ultimus Managers Trust	Ultimus Managers Trust

/s/ Robert T. Slaymaker	/s/ Jennifer L. Leamer
Robert T. Slaymaker, Principal Executive Officer of Alambic Small Cap Value Plus Fund and Alambic Small Cap Growth Fund	Jennifer L. Leamer, Treasurer and Principal Accounting Officer

Date: November 9, 2016	Date: November 9, 2016

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to The Cutler Trust and will be retained by The Cutler Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

EX-99.906CERT

CERTIFICATIONS

Daniel Darchuck, Chief Executive Officer, and Jennifer L. Leamer, Chief Financial Officer, of Topturn OneEight Fund (the “Registrant”), each certify to the best of his/her knowledge that:

1.
The Registrant’s periodic report on Form N-CSR for the period ended August 31, 2016 (the “Form N-CSR”) fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER

Ultimus Managers Trust	Ultimus Managers Trust

/s/ Daniel Darchuck	/s/ Jennifer L. Leamer
Daniel Darchuck, Principal Executive Officer of Topturn OneEight Fund	Jennifer L. Leamer, Treasurer and Principal Accounting Officer

Date: November 9, 2016	Date: November 9, 2016

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to The Cutler Trust and will be retained by The Cutler Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

EX-99.906CERT

CERTIFICATIONS

Alfredo Viegas, Chief Executive Officer, and Jennifer L. Leamer, Chief Financial Officer, of Castlemaine Emerging Markets Fund, Castlemaine Event Driven Fund, Castlemaine Long/Short Fund, Castlemaine Market Neutral Fund and Castlemaine Multi-Strategy Fund (the “Registrant”), each certify to the best of his/her knowledge that:

1.
The Registrant’s periodic report on Form N-CSR for the period ended August 31, 2016 (the “Form N-CSR”) fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER

Ultimus Managers Trust	Ultimus Managers Trust

/s/ Alfredo Viegas	/s/ Jennifer L. Leamer
Alfredo Viegas, Principal
Executive Officer of Castlemaine Emerging Markets Fund, Castlemaine Event Driven Fund, Castlemaine Long/Short Fund, Castlemaine Market Neutral Fund and Castlemaine Multi-Strategy Fund
Jennifer L. Leamer, Treasurer and Principal Accounting Officer

Date: November 9, 2016	Date: November 9, 2016

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to The Cutler Trust and will be retained by The Cutler Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

EX-99.906CERT

CERTIFICATIONS

Christopher M. Niemczewski, Chief Executive Officer, and Jennifer L. Leamer, Chief Financial Officer, of Marshfield Concentrated Opportunity Fund (the “Registrant”), each certify to the best of his/her knowledge that:

1.
The Registrant’s periodic report on Form N-CSR for the period ended August 31, 2016 (the “Form N-CSR”) fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER

Ultimus Managers Trust	Ultimus Managers Trust

/s/ Christopher M. Niemczewski	/s/ Jennifer L. Leamer
Christopher M. Niemczewski, Principal Executive Officer of Marshfield Concentrated Opportunity Fund	Jennifer L. Leamer, Treasurer and Principal Accounting Officer

Date: November 9, 2016	Date: November 9, 2016

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to The Cutler Trust and will be retained by The Cutler Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.